                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  June 20, 2006
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

               Delaware                                33-59380                              13-3287757
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(State or other jurisdiction                          (Commission                           (IRS Employer
 of incorporation)                                     File Number)                        Identification No.)

529 Fifth Avenue, New York, New York                                                                            10017
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(Address of principal executive offices)                                                                   (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 1.01         ENTRY INO A MATERIAL DEFINITIVE AGREEMENT.

     An Annual Meeting of the Stockholders of Finlay Enterprises, Inc. ("Finlay
Enterprises"), the parent of Finlay Fine Jewelry Corporation, was held on June
20, 2006, pursuant to notice, at which a proposal to approve an amendment to
Finlay Enterprises' 1997 Long Term Incentive Plan (the "1997 Plan") to increase by 275,000 the number of shares of Finlay Enterprises' Common Stock available for issuance thereunder, was passed with 5,244,353 votes in favor, 1,752,989 votes against and 605 votes abstaining.

     In May 2006, the Board of Directors of Finlay Enterprises, adopted, subject to stockholder approval, an amendment to the 1997 Plan to increase by 275,000 the number of shares of Finlay Enterprises' Common Stock available for issuance thereunder.

     The full text of the amendment to the 1997 Plan is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

              EXHIBIT NO.          DESCRIPTION
              -----------          -----------
              10.1                 Amendment to the Finlay Enterprises, Inc.
                                   1997 Long Term Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FINLAY FINE JEWELRY CORPORATION

Date:  June 26, 2006                   By:  /s/ Bruce E. Zurlnick
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                                           Bruce E. Zurlnick
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer